November 7, 2024 Third Quarter 2024 Earnings Results Copyright © 2024 agilon health

Disclaimers and Forward-Looking Statements

FORWARD-LOOKING STATEMENTS AND OTHER INFORMATION

Statements in this presentation that are not historical factual statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers' intent, belief or expectation as identified by the use of words such as "believes," "expects," "may," "will," "shall," "should," "would," "could," "seeks," "aims," "projects," "is optimistic," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable terms. Examples of forward-looking statements include, among other things: statements regarding timing, outcomes and other details relating to current, pending or contemplated new markets, growth opportunities, ability to deliver sustainable long-term value, demand for our products and services among PCPs and payors, business environment, long-term opportunities and strategic growth plans, expected revenue and net income, total and average membership, Adjusted EBITDA, Medical Margin, geography entry costs and other financial projections, guidance and assumptions. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to, those factors discussed in our filings with the Securities and Exchange Commission (the "SEC"), including the factors discussed under "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which can be found at the SEC's website at www.sec.gov. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made.

NON-GAAP

This presentation includes references to non-GAAP financial measures, including but not limited to Medical Margin and Adjusted EBITDA. We believe medical margin and Adjusted EBITDA help identify underlying trends in our business and facilitate evaluation of period-to-period operating performance of our operations by eliminating items that are variable in nature and not considered by us in the evaluation of ongoing operating performance, allowing comparison of our recurring core business operating results over multiple periods. We also believe medical margin and Adjusted EBITDA provide useful information about our operating results, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics we use for financial and operational decision-making. We believe medical margin and Adjusted EBITDA or similarly titled non-GAAP measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in our industry as a measure of financial performance. Other companies may calculate medical margin and Adjusted EBITDA or similarly titled non-GAAP measures differently from the way we calculate these metrics. As a result, our presentation of medical margin and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as comparative measures Medical Margin and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as an alternative to GAAP measures or other financial statement data presented in agilon's consolidated financial statements. Reconciliation of such non-GAAP measures to the applicable GAAP measures are set forth in the appendix.

TRADEMARKS

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agilon health
Copyright © 2024 agilon health
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3 Strengthening the business for long-term success Key Takeaways Improving baseline mix exiting 2024 and stronger jumping off point for 2025 Taking key actions to drive improved profitability, improve execution and further strengthen our business Business fundamentals and demand are strong despite macro headwinds

4 Strengthening the Business for Long-Term Success Core business fundamentals are strong and there is a significant TAM • >80% of Year 1+ partnerships estimated market AEBITDA positive (incurred) for ‘24 • Class of ‘24 performing at high end of typical year one market medical margin range • Class of ‘25 targets ~ 45k members • Payor support via better Y2+ market economics and alternative risk terms for Y1 markets • High MA quality scores and ACO REACH performance highlight leadership role in value Taking key actions to improve profitability • Exiting 2 unprofitable partnerships and select other payor contracts • Reducing future beta: Narrowing ‘25 exposure to Part D risk • Delaying onboarding of one Class of '25 partner group given local payor dynamics

5 Prior Guidance at Q2 (Midpoint) Updated Guidance at Q3 (Midpoint) Number of Partnerships • EOY ’24 • Class of ‘25 New Partnerships 26 5 24 4 Membership (MA) • EOY ‘24 • Impact of planned partnership exits EOY ‘24 • Class of ’25 New Partnerships 519K -- 60K 527K (45K - 75K) 45K* Total Revenue • EOY ‘24 • Impact of planned partnership exits EOY ‘24 $6,025M -- $6,057M ($470M - $785M) Number of Unprofitable AEBITDA Partnerships (MA) 5 of 26 Partnerships Impact after planned partnership exits 3 of 24 Partnerships 2024 Key Updates Driving 2025 Step Off * Class of ‘25 New Partnerships for Year 1 may be recorded net vs. gross depending on the structure of each individual contract, which are still in negotiation.

2024 Medical Margin Bridge - Change from Aug 6 Guidance Medical Margin Guidance Bridge for Full Year 2024 Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to Net Income (Loss), the most comparable GAAP measures, and have not provided forward-looking guidance for Net Income (Loss) in each case because of the uncertainty around certain items that may impact Gross Profit or Net Income (Loss), including non-cash stock-based compensation. Mid-year RAF info. received from payor partners during Q3 PYD driven primarily by updated statement data regarding Part D costs and final Risk adjustment information for 2023 Elevated costs from Q3 leading to increased Q4 projection 6

2024 AEBITDA Bridge - Change from Aug 6 Guidance AEBITDA Guidance Bridge for Full Year 2024 7Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to Net Income (Loss), the most comparable GAAP measures, and have not provided forward-looking guidance for Net Income (Loss) in each case because of the uncertainty around certain items that may impact Gross Profit or Net Income (Loss), including non-cash stock-based compensation.

2024 Medical Margin Bridge

2024 Medical Margin Step Off – Breakout of Prior Year Development

- **Prior Year Development (~$100M)**
  - Primarily driven by Part D and risk adjustment settlements (~$80M)
  - Medical expenses through Q3 (~$20M).
  - Q1 ($19M), Q2 ($21M), Q3 ($60M)
- **Partnerships/Contracts Exits – continued focus on profitability**
  - Planned exit of 2 unprofitable partnerships and select payor contracts in other markets



$225M
$100M
$325M
Current 2024 Guide (Mid-point)
Prior Year Development (PYD)
2024 Step Off
Partnerships/ Contracts Exits

agilon health

Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to Net Income (Loss), the most comparable GAAP measures, and have not provided forward-looking guidance for Net Income (Loss) in each case because of the uncertainty around certain items that may impact Gross Profit or Net Income (Loss), including non-cash stock-based compensation.

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2024 AEBITDA Bridge 2024 AEBITDA Step Off – Breakout of Prior Year Development • The AEBITDA impact from the prior year development within medical margin (~$100M) is partially offset by a corresponding decrease in partner physician incentives. • The net AEBITDA impact post adjustment in partner physician incentives is (~$65M). 9Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to Net Income (Loss), the most comparable GAAP measures, and have not provided forward-looking guidance for Net Income (Loss) in each case because of the uncertainty around certain items that may impact Gross Profit or Net Income (Loss), including non-cash stock-based compensation.

10 Q3 2024 Results and Change Drivers Q3 ’24 Guidance (as of Aug 6,2024) Q3 ’24 Results Key Change Drivers Medicare Advantage Members 514,000-516,000 525,000 • Outperformed expectations driven by same geo and new market membership growth. Total Revenues ($M) $1,465-$1,475 $1,451 • Largely Part D and Risk adjustment updates partially offset by higher membership volume of approximately ($70M). Medical Margin ($M) $90-$110 ($58) • Shortfall due to prior year development ($60M), current year Risk adjustment updates ($65M), and continued elevated current year cost trends ($25M). Adjusted EBITDA ($M) ($30)-($10) ($96) • Shortfall due to flow through of factors above. Geography Entry Costs ($M) $19-$14 $7 • Continued discipline on growth and delay of a market expansion from 2025 to 2026. Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to Net Income (Loss), the most comparable GAAP measures, and have not provided forward-looking guidance for Net Income (Loss) in each case because of the uncertainty around certain items that may impact Gross Profit or Net Income (Loss), including non-cash stock-based compensation.

11 Quarter Ending December 31, 2024 Medicare Advantage Members 526,000 – 528,000 ACO REACH Members 127,000 – 129,000 Total Members Live on Platform 653,000 – 657,000 Avg. Medicare Advantage Members 526,000 – 527,000 Total Revenues ($M) $1,512 – $1,527 Medical Margin ($M) $5 – $35 Adjusted EBITDA ($M) ($85) – ($65) Geography Entry Costs ($M) $14 – $10 Financial Outlook for Q4 2024 Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to Net Income (Loss), the most comparable GAAP measures, and have not provided forward-looking guidance for Net Income (Loss) in each case because of the uncertainty around certain items that may impact Gross Profit or Net Income (Loss), including non-cash stock-based compensation.

12 Year Ending December 31, 2024 Updated Guidance Previous Guidance Medicare Advantage Members 526,000 – 528,000 518,000 – 520,000 ACO REACH Members 127,000 – 129,000 123,000 – 128,000 Total Members Live on Platform 653,000 – 657,000 641,000 – 648,000 Avg. Medicare Advantage Members 522,000 – 522,000 513,000 – 514,000 Total Revenues ($M) $6,050 – $6,065 $6,010 – $6,040 Medical Margin ($M) $210 – $240 $400 – $450 Adjusted EBITDA ($M) ($155) – ($135) ($60) – ($15) Geography Entry Costs ($M) $37 – $33 $55 – $45 Financial Outlook for Fiscal Year 2024 Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to Net Income (Loss), the most comparable GAAP measures, and have not provided forward-looking guidance for Net Income (Loss) in each case because of the uncertainty around certain items that may impact Gross Profit or Net Income (Loss), including non-cash stock-based compensation.

13 Appendix Copyright © 2024 agilon health

14 Non-GAAP Reconciliations (Dollars in thousands) Quarter Ending September 30, 2024 2023 Gross profit(1) $ (64,167) $ 36,839 Other operating revenue (3,235) (3,406) Other medical expenses 9,149 77,153 Medical margin (58,253) 110,586 1) Gross profit is defined as total revenues less medical services expenses and other medical expense. Medical Margin

15 Non-GAAP Reconciliations (Dollars in thousands) Three Months Ended September 30, 2024 2023 Net income (loss)(1) $ (117,615) $ (31,483) (Income) loss from discontinued operations, net of income taxes 1,183 9,444 Interest expense 1,622 1,617 Income tax expense (benefit) (590) 1,210 Depreciation and amortization 6,218 4,075 Severance and related costs 1,453 — Stock-based compensation expense 13,259 20,619 EBITDA adjustment related to equity method investments(2) 9,719 3,702 Other(3) (11,718) (3,631) Adjusted EBITDA $ (96,469) $ 5,553 1) Includes direct geography entry costs, including investments to develop and expand our platform and costs in geographies that are in implementation and are not yet generat ing revenue and investments to grow existing markets. For the three months ended September 30, 2024 and 2023, (i) $1.4 million and $10.3 million, respectively, are included in other medical expenses and (ii) $5.8 million and $8.0 million, respectively, are included in general and administrative expenses. 2) Includes elimination of certain administrative services provided by agilon health, inc. to equity method investments. 3) Includes interest income, transaction-related costs and elimination of certain administrative services provided by agilon health, inc. to equity method investments. Adjusted EBITDA